UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 06, 2023

TECHTARGET, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-33472	04-3483216
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Grove Street
Newton, Massachusetts		02466
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 431-9200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	TTGT	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 6, 2023, TechTarget, Inc. held its 2023 Annual Meeting of Stockholders (“Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on four proposals, each of which is further described in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 19, 2023. Of the 28,535,450 shares of the Company’s Common Stock issued and outstanding as of the close of business on April 12, 2023, the record date for the determination of stockholders entitled to vote at the Annual Meeting, 26,946,121 shares (or approximately 94%) of Common Stock were present or represented by proxy at the Annual Meeting. Below are the voting results for the proposals submitted to the Company’s stockholders for a vote at the Annual Meeting.

Proposal No. 1 - The Company’s stockholders elected the three Class I Director Nominees named below and in our Proxy Statement to the Board of Directors for a three-year term from the date of his or her election and until such Director’s successor is elected or until such Director’s earlier death, disability, resignation or removal, as set forth below:

Class I Director Nominees	For	Against	Abstain	Broker Non-Votes

Michael Cotoia	21,047,538	3,037,944	3,778	2,856,861

Roger M. Marino	17,144,251	6,940,252	4,757	2,856,861

Christina Van Houten	20,249,383	3,827,844	12,033	2,856,861

Proposal No. 2 - The Company’s stockholders ratified the appointment of Stowe & Degon, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, as set forth below:

For	Against	Abstain	Broker Non-Votes

26,941,300	2,209	2,612	0

Proposal No. 3 - The Company’s stockholders approved, on an advisory (non-binding) basis, the resolution to approve the compensation of our named executive officers ("Say-on-Pay") as described in the Company’s Proxy Statement, as set forth below:

For	Against	Abstain	Broker Non-Votes

15,683,801	8,399,662	5,797	2,856,861

Proposal No. 4 - In an advisory (non-binding) vote on the frequency of future Say-on-Pay votes to be held at our annual meeting of stockholders, a majority of the Company’s stockholders that voted on the matter indicated a preference to hold future Say-on-Pay votes every year, as set forth below:

3 Years	2 Years	1 Year	Abstain	Broker Non-Votes

3,038,948	1,099	21,024,202	25,011	2,856,861

In light of the voting results on this proposal, the Company's Board of Directors has determined that the Company will include an annual advisory (non-binding) vote on the compensation of our named executive officer's in our proxy materials until the next required vote on the frequency of stockholder votes on executive compensation. The Company is required to hold votes on frequency every six years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TechTarget, Inc.

Date:	June 9, 2023	By:	/s/ Charles D. Rennick
Charles D. Rennick Vice President, General Counsel, and Corporate Secretary